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                      SHAREHOLDER AGREEMENT

      THIS SHAREHOLDER AGREEMENT (this "Agreement") is made as of this 14th day of December 1998 by and between Casinovations Incorporated, a Washington corporation (the "Company"), Richard Huson, an individual ("Huson"), Bob Smith, an individual ("Smith") and Ron Keil, an individual ("Keil", collectively with Huson and Smith, the "Shareholders").

                            RECITALS

     WHEREAS, the Department of Corporations of the State of California has stated that, as a condition precedent to the qualification of the Company's common stock for offer, sale or issuance in the State of California, certain shareholders must agree for themselves, their successors, assigns, heirs, administrators or executors that certain shares of the Company's common stock shall be subject to certain disabilities (the "Disabilities") until such disabilities are removed by the Commissioner of the Department of Corporations of the State of California.

     WHEREAS, Huson and Randy Sines ("Sines") have executed that certain Shareholder Agreement dated August 27, 1998 whereby Huson and Sines agreed to subject a certain number of their shares, 1,363,551 shares (the "Huson Restricted Shares") and 470,851 shares (the "Sines Restricted Shares"), respectively, to the Disabilities;

     WHEREAS, subject to the Disabilities, Sines desires to transfer, sell and assign the Sines Restricted Shares to the Shareholders and the Shareholders desire to purchase the Sines
Restricted Shares from Sines;

     WHEREAS, the Shareholders and Sines have submitted that certain Application for Consent to Transfer Securities Pursuant to Section 25121 of the Corporate Securities Law of 1968 (the "Application") to the Department of Corporations of the State of California in order to obtain prior approval to the transfer of the Sines Restricted Shares by Sines to the Shareholders (the "Trasnfer");

     WHEREAS, upon the approval of the Transfer by the Department of Corporations of the State of California, the Shareholders desire to subject a certain portion of their respective shares to the aforementioned disabilities and desire to enter into this Agreement for the purposes of subjecting such shares to the Disabilities;

      NOW, THEREFORE, in consideration of the several and mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Recitals are true and correct and by this reference incorporated herein as if fully set forth, and the parties further covenant and agree as follows:

     1. APPLICABLE SHARES. The Shareholders hereby agree that the following shares shall be restricted pursuant to the terms of this Agreement:

          a. 181,788 shares of the Company's common stock to be held of record by Huson upon consummation of the Transfer
     (the "Huson Shares");

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          b.   173,438 shares of the Company's common stock to be
     held  of  record by Smith upon consummation of the  Transfer
     (the "Smith Shares"); and

          c. 115,625 shares of the Company's common stock to be held of record by Keil upon consummation of the Transfer
     (the "Keil Shares", collectively with the Huson Shares and the Smith Shares, the "Shareholder Shares").

     The shares of the Company's common stock to be designated as the Shareholder Shares shall be selected at the discretion of Huson, Smith and Keil as long as the stock certificates evidencing the respective shares of Huson, Smith and Keil are surrendered to the Company as of or immediately after the Effective Date (as defined herein) to comply with the terms of this Agreement.

     2. DISABILITIES. Subject to Section 3 of this Agreement, the Shareholders hereby agree that the Shareholder Shares shall be subject to the Disabilities as described below until such Disabilities are removed by the Commissioner of the Department of Corporations of the State of California:

          a. The Shareholder Shares shall not participate in cash or property dividends paid by the Company;

          b. The Shareholder Shares shall not participate in or be entitled to any distribution of assets in the event of a liquidation of the Company;

          c.   All certificates evidencing the Shareholder Shares
     shall   bear  upon  their  face  a  legend   (the  "Legend")
     prominently stamped or printed thereon and in capital letters of not less than ten-point type, as follows:

               THE    SHARES   REPRESENTED   BY    THIS
               CERTIFICATE  ARE  SUBJECT   TO   CERTAIN
               RESTRICTIONS,   INCLUDING   WAIVERS   OF
               DIVIDENDS AND ASSETS; AND IT IS UNLAWFUL
               TO  CONSUMMATE  A SALE  OR  TRANSFER  OF
               THEM,  OR ANY INTEREST THEREIN,  WITHOUT
               THE   PRIOR  WRITTEN  CONSENT   OF   THE
               COMMISSIONER  OF  CORPORATIONS  OR   THE
               STATE OF CALIFORNIA.

          d. The holders or persons entitled to said Shareholder Shares shall not consummate a sale or transfer of such Shareholder Shares, or any interest therein, or receive any consideration therefor, without the prior written consent of the Commissioner of the Department of Corporations of the State of California; except that transfers may be effected without such consent pursuant to the order or process of any court on condition that any certificates evidencing the Shareholder Shares issued to such transferee shall contain the Legend.

     3. EFFECTIVE DATE. This Agreement shall become effective immediately upon the date (the "Effective Date") of the approval of the Department of Corporations of the State of California authorizing the Transfer.

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     4.    TERMINATION.   This  Agreement  shall  terminate  upon
written order or direction of the Commissioner of the Department of Corporations of the State of California thus removing the Disabilities. In the event that the Disabilities are removed as
to   a  portion  of  the  Shares,  the  shares  from  which   the
Disabilities have been removed will be allocated pro rate between the Huson Shares and the Sines Shares.

     5. COOPERATION. The Company and the Shareholders agree to cooperate fully with one another in order to achieve the purposes of this Agreement and to take all actions and execute and deliver all documents. whether or not specifically described herein, that may be required to carry out the purposes and intent of this Agreement.

     6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

     7.    AMENDMENTS  AND MODIFICATIONS.  The  Company  and  the
Shareholders agree that no amendment or modification of this Agreement shall be deemed effective unless and until it is an express writing executed by both the Company and the Shareholders, and notification of such amendment or modification is provided to the Department of Corporations of the State of California.

     8.    COUNTERPARTS.  This Agreement may be executed  in  any
number  of  counterparts,  each  of  which  shall  be  deemed  an
original,  but  all  of  which  together  shall  constitute   one
instrument.

     9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, predecessors, parents, affiliates, subsidiaries, divisions, officers, directors, shareholders, employees, advisors, consultants, insurers, attorneys, heirs, executors, administrators and any persons claiming rights by, through or under them.

     IN WITNESS WHEREOF, the Company and Shareholders have signed this Agreement as of the date first written above.

             "HUSON"                             "SMITH"


RICHARD HUSON                        BOB SMITH


By: /s/ Richard Huson                By: /s/ Bob Smith
   -----------------------------        ----------------------------
    Richard Huson, an individual         Bob Smith, an individual


             "KEIL"                           THE "COMPANY"

RON KEIL                             CASINOVATIONS INCORPORATED


By: /s/ Ron Keil                     By: /s/ Steven J. Blad
   -----------------------------        ----------------------------
    Ron Keil, an individual               Steven J. Blad, President